Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated July 21, 2020
The purpose of this supplement is to provide you with changes to the current Prospectuses and Statement of Additional Information for the Fund listed below:
Invesco Select Risk: Moderately Conservative Investor Fund
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information-for the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
The following risks are added in substantially similar form under the heading “Principal Risks of Investing in the Fund” in the Summary Prospectus and under each of the headings “Fund Summary – Principal Risks of Investing in the Fund” and “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s) and Strategies – Risks” in the Statutory Prospectus:
Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, certain underlying funds may have to replace such called security with a lower yielding security. If that were to happen, certain underlying funds’ net investment income could fall.
Collateral Risk. The proceeds of an event-linked bond are typically placed in collateral until maturity or until an event triggers and losses are determined to be made. Issuers of event-linked bonds typically put the proceeds in a U.S. Treasury money market fund, which could possibly “break the buck”. Under this outcome, there is a remote possibility that the event-linked bond is priced under par but no peril event has even occurred.
Correlation Risk. Changes in the value of the asset classes in which an underlying fund invests or specific investments within those asset classes may not track or offset each other in the manner anticipated by the underlying fund’s investment adviser. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and investments, to the extent either the three asset classes or the selected countries and investments become correlated in a way not anticipated by the underlying fund’s investment adviser, an underlying fund’s risk allocation process may not produce the intended result of balancing risk and could instead result in magnified risks and loss.
Credit Quality. An underlying fund can invest in securities that are rated or unrated. “Investment-grade” securities are those rated within the four highest rating categories by nationally recognized statistical rating organizations such as Moody’s Investors Service or S&P Global Ratings (S&P) (or, in the case of unrated securities, determined by the investment adviser to be comparable to securities rated investment-grade). “Below-investment-grade” securities are those that are rated below those categories, which are also referred to as “junk bonds.” While securities rated within the fourth highest category by S&P (meaning BBB+, BBB or BBB-) or by Moody’s (meaning Baa1, Baa2 or Baa3) are considered “investment-grade”, they have some speculative characteristics. If two or more nationally recognized statistical rating organizations have assigned different ratings to a security, the investment adviser uses the highest rating assigned.
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Rating organizations might not change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. In selecting securities for its portfolio and evaluating their income potential and credit risk, an underlying fund does not rely solely on ratings by rating organizations but evaluates business, economic and other factors affecting issuers as well. Many factors affect an issuer’s ability to make timely payments, and the credit risk of a particular security may change over time. The investment adviser also may use its
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own research and analysis to assess those risks. If a bond is insured, it will usually be rated by the rating organizations based on the financial strength of the insurer. The rating categories are described in an appendix to the underlying funds’ Statement of Additional Information.
Cyclical Opportunities. At times, an underlying fund might seek to take advantage of short-term market movements or changes in the business cycle by investing in companies or industries that are sensitive to those changes. For example, when the economy is expanding, companies in consumer durables and the technology sector might benefit. There is a risk that if a cyclical event does not have the anticipated effect, or when the issuer or industry is out of phase in the business cycle, the value of an underlying fund’s investment could fall.
Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. An underlying fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that an underlying fund holds.
In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction of the value of companies in those industries more broadly. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Exchange-Traded Notes Risk. Exchange-traded notes are subject to the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund. When an underlying fund invests in exchange-traded notes it will bear its proportionate share of any fees and expenses borne by the exchange-traded note. For certain exchange-traded notes, there may be restrictions on an underlying fund’s right to redeem its investment in an exchange-traded note, which is meant to be held until maturity.
Focused Investing Risk. Focusing on one type of investment, event-linked bonds, rather than a broad spectrum of investments, makes an underlying fund’s share price particularly sensitive to market,
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economic and natural and non-natural events that may affect this investment type. An underlying fund’s investment in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.
Geographic Concentration Risk. Underlying funds that are less diversified across geographic regions or countries are generally riskier than more geographically diversified underlying funds. The economies and financial markets of certain regions can be interdependent and may all decline at the same time. A natural or other disaster could occur in a country or geographic region in which an underlying fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact an underlying fund’s investments in the affected region.
Index Risk. Unlike many investment companies that are “actively managed,” certain underlying funds are “passive” investors and therefore do not utilize investing strategies that seek returns in excess of their respective underlying index. Therefore, an underlying fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective underlying index, even if that security generally is underperforming. If a specific security is removed from an underlying index, certain underlying funds may be forced to sell shares of the security at an inopportune time or for a price lower than the security’s current market value. An underlying index may not contain the appropriate mix of securities for any particular economic cycle. Unlike with an actively managed fund, an underlying fund’s investment adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, an underlying fund’s performance could be lower than other types of mutual funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities.
Industry and Sector Focus. At times an underlying fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that an underlying fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by an underlying fund’s policy of not concentrating its investments in any one industry.
Financials Sector Risk. Financial companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations, unstable interest rates can have a disproportionate effect on the financials sector; financial companies whose securities an underlying fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector; and financial companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.
Moreover, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by an underlying fund. These circumstances have also decreased liquidity in some markets and may continue to do so. Liquidity in some markets has decreased and credit has become scarcer worldwide. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced decline in the valuation of their assets and even ceased operations.
Financial services companies also are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Recent regulatory changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the
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“DoddFrank Act”) and the introduction of new international capital and liquidity requirements under the Basel III Accords (“Basel III”), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in an underlying fund.
Utilities Sector Risk. The risks inherent in the utilities sector include a variety of factors that may adversely affect the business or operations of utilities companies, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the issuer can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; and increased competition from other providers of utility services. Utilities companies may also be adversely affected by increased costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies. The effects of a national energy policy and lengthy delays, increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, which may include the problems associated with the use of radioactive materials and the disposal of radioactive wastes, may also negatively impact these companies.
Technological innovations may render existing plants, equipment or products obsolete, and companies may experience difficulty in obtaining regulatory approval of new technologies; a lack of compatibility of telecommunications equipment; and may be affected by the potential impact of terrorist activities on the utility industry and its customers, as well as the impact of natural or man-made disasters. Any such event could have serious consequences for the general population of the affected area and may adversely impact an underlying fund’s portfolio securities performance. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Deregulation is subjecting utilities companies to greater competition and may adversely affect profitability. As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities companies may engage in riskier ventures. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utilities company.
Investing in Special Situations. At times, an underlying fund may seek to benefit from what are considered to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events, that are expected to affect a particular issuer. There is a risk that the anticipated change or event might not occur, which could cause the price of the security to fall, perhaps sharply. In that case, the investment might not produce the expected gains or might cause a loss. This is an aggressive investment technique that may be considered speculative.
Investing in the European Union Risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Separately, the European Union faces issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of a new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by tight fiscal and monetary controls that the union may seek to impose on its members.
Continuing uncertainty as to the status of the Euro and the European Union and the potential for certain countries to withdraw from the union has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union could have significant
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adverse effects on currency and financial markets, and on the value of an underlying fund’s investments. On January 31, 2020, the UK left the European Union (known as “Brexit”). Although its long-term effects remain uncertain, Brexit’s impact on the UK and European economies and the broader global economy could be significant and result in increased volatility, illiquidity and potentially lower economic growth in markets in the UK, Europe and globally, which may adversely affect the value of an underlying fund’s investments. Brexit also may spark additional member states to contemplate departing the European Union, furthering economic and political instability in the region.
Issuer Prepayment Risk. Certain event-linked bonds allow the issuer the option to prepay or call the security prior to its maturity date. Typically, an issuer may exercise this right if the issuer is able to secure a more economically favorable reinsurance agreement when the prevailing rate of reinsurance declines, or if the cost of paying for the reinsurance agreement associated with the bond has been altered by external factors such as regulatory or tax changes. If an event-linked bond held by an underlying fund is prepaid or called prior to its maturity date, an underlying fund may be forced to reinvest the proceeds in other bonds at then-current yields, which may be lower than the yield of the bond that was prepaid or called.
Issuer-Specific Changes Risk. The performance of an underlying fund depends on the performance of individual securities to which an underlying fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Large Shareholder Risk. Certain shareholders, including a third party investor, the investment adviser or an affiliate of the investment adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of shares or may invest in an underlying fund and hold its investment for a limited period of time solely to facilitate commencement of an underlying fund or to facilitate an underlying fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of shares by these shareholders may adversely affect an underlying fund’s liquidity and net assets to the extent such transactions are executed directly with an underlying fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force an underlying fund to sell portfolio securities when it might not otherwise do so, which may negatively impact an underlying fund’s NAV and increase an underlying fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or an underlying fund may be required to sell its more liquid investments to meet a large redemption, in which case an underlying fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent an underlying fund permits cash purchases, large purchases of shares may adversely affect an underlying fund’s performance to the extent that an underlying fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on an underlying fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares. To the extent an underlying fund permits redemptions in cash, an underlying fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Limited Availability of Event-Linked Bonds. Investments in event-linked bonds may be limited. There is a risk that an underlying fund may not be able to meet its 80% threshold allocation to event-linked bonds. The limited availability of event-linked bonds may be due to a number of factors, including seasonal concentration of issuances, limited selection that meets an underlying fund’s investment objective and availability of event-linked bonds in the secondary market.
Limited Availability of Loans. Direct investments in loans and, to a lesser degree, investments in participation interests in or assignments of loans may be limited. The limited availability may be due to a number of factors. Direct lenders may allocate only a small number of loans to new investors,
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including an underlying fund. There may be fewer loans available for investment that meet an underlying fund’s credit standards, particularly in times of economic downturns. Also, lenders or agents may have an incentive to market the less desirable loans to investors such as an underlying fund while retaining attractive loans for themselves. This would reduce the amount of attractive investments for an underlying fund. If market demand for loans increases, the interest paid by loans that an underlying fund holds may decrease.
Limited Number of Holdings Risk. An underlying fund may hold a more limited number of securities than other funds with a similar investment strategy. As a result, each investment has a greater effect on an underlying fund’s overall performance and any change in the value of these securities could significantly affect the value of your investment in an underlying fund.
Market Trading Risk. Certain underlying funds face numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the underlying fund. Although the shares of an underlying fund are listed for trading on a securities exchange, there can be no assurance that an active trading market for the shares will develop or be maintained by market makers or APs, that the shares will continue to trade on any such exchange or that the shares will continue to meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the shares trading at a premium or discount to an underlying fund’s NAV. As a result, an investor could lose money over short or long periods. Further, an underlying fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by an underlying fund), and are generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Additionally, in stressed market conditions, the market for the shares may become less liquid in response to deteriorating liquidity in the markets for an underlying fund’s portfolio holdings, which may cause a variance in the market price of the shares and their underlying value.
Non-Correlation Risk. An underlying fund’s returns may not match the return of its underlying index (that is, it may experience tracking error) for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to its underlying index and incurs costs in buying and selling securities, especially when rebalancing an underlying fund’s securities holdings to reflect changes in the composition of its underlying index. To the extent that an underlying fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on an underlying fund. Additionally, if an underlying fund uses a sampling approach, it may result in returns for an underlying fund that are not as well-correlated with the return of its respective underlying index as would be the case if an underlying fund purchased all of the securities in its underlying index in the proportions represented in the underlying index.
The performance of an underlying fund and its underlying index may vary due to asset valuation differences and differences between an underlying fund’s portfolio and its underlying index resulting from legal restrictions, costs or liquidity constraints. Additionally, an underlying fund that issues or redeems creation units principally for cash will incur higher costs in buying and selling securities than if it issued and redeemed creation units principally in-kind. An underlying fund may fair value certain of the securities it holds. To the extent an underlying fund calculates its NAV based on fair value prices, which may contribute to tracking error, an underlying fund’s ability to track its underlying index may be adversely affected. Since each underlying index is not subject to the tax diversification requirements to which each Fund must adhere, an underlying fund may be required to deviate its investments from the securities contained in, and relative weightings of, its underlying index. An underlying fund may not invest in certain securities included in its respective underlying index due to liquidity constraints. Liquidity constraints also may delay an underlying fund’s purchase or sale of securities included in its respective underlying index. For tax efficiency purposes, an underlying fund may sell certain securities to realize losses, causing it to deviate from its respective underlying index.
Each underlying ETF generally attempts to remain fully invested in the constituents of its respective underlying index. However, the Adviser may not fully invest an underlying fund at times, either as a result of cash flows into an underlying fund, to retain a reserve of cash to meet redemptions and
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expenses, or because of low assets (particularly when an underlying fund is new and has operated for only a short period). The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact an underlying fund’s ability to track its underlying index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, an underlying fund or other client accounts to suffer disadvantages or business restrictions. As a result, an underlying fund may be restricted in its ability to acquire particular securities due to positions held by an underlying fund and the Adviser’s affiliates.
Operational Risk. Operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. An underlying fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Portfolio Turnover Risk. To the extent that an underlying fund’s underlying index rebalances frequently, the fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its underlying index. This may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to an underlying fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for an underlying fund. A high portfolio turnover rate also can result in an increase in taxable capital gains distributions to an underlying fund’s shareholders and an increased likelihood that the capital gains will be taxable at ordinary rates.
Privately Issued Securities Risk. An underlying fund may invest in privately placed event-linked securities (including securities referred to as “cat bond lite” securities). Cat bond lite securities are typically issued under Section 4(a)(2) of the Securities Act to a targeted number of investors in contrast to traditional event-linked bonds which are issued under Rule 144A of the Securities Act and which can be offered and sold to a broader group of investors. Accordingly, privately placed event-linked securities are typically less liquid investments than traditional event-linked bonds and generally will be considered illiquid investments by an underlying fund. It may be difficult or impossible to value or sell promptly privately placed securities at an acceptable price. In addition, it may be difficult for an underlying fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when it is desirable to sell. An underlying fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities. This also may affect adversely an underlying fund’s ability to make distributions to the shareholder. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk.
Real Estate Finance Industry Concentration Risk. An underlying fund concentrates its investments in the real estate finance industry. Investments in real estate related instruments, including CMBS, RMBS, CLOs and REITs, may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults on certain types of debt obligations, an underlying fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes. Because an underlying fund will concentrate its investments in the real estate finance industry, an underlying fund will be subject to increased risks associated with this industry.
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Regulatory Risk. Issuers of event-linked bonds (and the sponsors of those issuers) may be subject to the laws and regulations of the jurisdictions in which they are domiciled and transact business. There can be no assurance that future changes in law or regulation in the applicable jurisdictions will not adversely affect the ability to issue or sponsor the issuance of event-linked bonds or the availability of these instruments for investment. Such changes could depress the market value of these securities or result in adverse tax consequences.
Risks of Borrowing. Under the Investment Company Act of 1940, an underlying fund may not incur indebtedness unless immediately after it incurs debt it has “asset coverage” of at least 300% of the aggregate outstanding principal amount of the indebtedness. An underlying fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations reduce its asset coverage to less than 300%. Lenders to an underlying fund will have preference over an underlying fund’s shareholders as to payments of interest and repayments of principal on amounts that an underlying fund borrows and preference to an underlying fund’s assets in the event of its liquidation. Lending agreements may grant the lenders certain voting rights if an underlying fund defaults in the payment of interest or principal on the loan. Borrowing will cost an underlying fund interest expense and other fees. The cost of borrowing may reduce an underlying fund’s return.
Risks of Event-Linked Securities. Event-linked securities (including “catastrophe” bonds and other insurance-linked securities) are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other catastrophe or series of catastrophe events that leads to physical or economic loss(es). If the trigger event occurs prior to maturity, an underlying fund may lose all or a portion of its principal and additional interest. Event-linked securities may expose an underlying fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences.
Risks of Growth Investing. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, the value of its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.
Risks of Hedging. An underlying fund may engage in “hedging” strategies, including short sales, futures and other derivatives in an effort to protect assets from losses due to declines in the value of an underlying fund’s portfolio. There are risks in the use of these investment and trading strategies. There can be no assurance that the hedging strategies used will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions. If an underlying fund uses a hedging strategy at the wrong time or judges market conditions incorrectly, the strategy could reduce an underlying fund’s return. In some cases, derivatives or other investments may be unavailable, or the investment adviser may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to an underlying fund. No assurance can be given that the investment adviser will employ hedging strategies with respect to all or any portion of an underlying fund’s assets.
Risks of Investing in Regulation S Securities. Regulation S securities of U.S. and non-U.S. issuers are offered through private offerings without registration with the SEC pursuant to Regulation S of the Securities Act of 1933. Offerings of Regulation S securities may be conducted outside of the United States, and Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than that originally paid by an underlying fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities
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were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
Risks of Investing in Stocks. The value of an underlying fund’s portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
The prices of individual stocks generally do not all move in the same direction at the same time. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), fund share values may fluctuate more in response to events affecting the market for those types of securities.
Risks of Long/Short Holdings. Under certain conditions, even if the value of an underlying fund’s long positions are rising, this could be offset by declining values of an underlying fund’s short positions. Conversely, it is possible that rising values of an underlying fund’s short positions could be offset by declining values of an underlying fund’s long positions. In either scenario an underlying fund may experience losses. In a market where the value of both an underlying fund’s long and short positions are declining, an underlying fund may experience substantial losses.
Risks of Money Market Instruments. An underlying fund may invest in money market instruments. Money market instruments are short-term, US dollar-denominated debt instruments issued or guaranteed by domestic and foreign corporations and financial institutions, the U.S. government, its agencies and instrumentalities and other entities. Money market instruments include certificates of deposit, commercial paper, repurchase agreements, treasury bills, certain asset-backed securities and other short term debt obligations that have a final maturity, as defined under rules under the Investment Company Act of 1940, of 397 days or less. They may have fixed, variable or floating interest rates. Money market instruments are subject to certain risks, including the risk that an issuer of an obligation that an underlying fund holds might have its credit rating downgraded or might default on its obligations, or that interest rates might rise sharply, causing the value of an underlying fund’s investments to fall.
Risks of Quantitative Models. The portfolio managers of certain underlying funds use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models, which can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, any technical issues with construction or implementation of the model, or a failure to perform as expected, may not identify securities that perform well in the future.
Risks of Senior Loans and Other Loans. An underlying fund may invest in loans, and in particular, in floating rate loans (sometimes referred to as “adjustable rate loans”) that hold (or in the judgment of the investment adviser, hold) a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of (or at least as high as) other obligations of a borrower in the event of liquidation. These investments are referred to as “Senior Loans.” Loans may be collateralized or uncollateralized. They typically pay interest at rates that are reset periodically based on a reference benchmark that reflects current interest rates, plus a margin or premium. In addition to the risks typically associated with debt securities, such as credit and interest rate risk, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Loans usually have mandatory and optional prepayment provisions. If a borrower prepays a loan, an underlying fund will have to reinvest the proceeds in other loans or financial assets that may pay lower rates of return.
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Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, an underlying fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lenders’ security interest or their enforcement of their security under the loan agreement may be found by a court to be invalid or the collateral may be used to pay other outstanding obligations of the borrower. An underlying fund’s access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan an underlying fund has purchased. As a result, a collateralized loan may not be fully collateralized and can decline significantly in value.
Loan investments are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.
Due to restrictions on transfers in loan agreements and the nature of the private syndication of loans including, for example, the lack of publicly-available information, some loans are not as easily purchased or sold as publicly-traded securities. Some loans are illiquid, which may make it difficult for an underlying fund to value them or dispose of them at an acceptable price when it wants to. The market price of investments in floating rate loans are expected to be less affected by changes in interest rates than fixed-rate investments because floating rate loans pay a floating rate of interest that will fluctuate as market interests rates do and therefore should more closely track market movements in interest rates.
Compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by an underlying fund; (ii) leave an underlying fund unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; (iii) delay an underlying fund from realizing the proceeds of a sale of a loan; (iv) inhibit an underlying fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving an underlying fund more exposed to price fluctuations); (v) prevent an underlying fund from timely collecting principal and interest payments; and (vi) expose an underlying fund to adverse tax or regulatory consequences.
To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, an underlying fund may hold cash, sell investments or temporarily borrow from banks or other lenders. If an underlying fund undertakes such measures, an underlying fund’s ability to pay redemption proceeds in a timely manner may be adversely affected, as well as an underlying fund’s performance.
If an underlying fund invests in a loan via a participation, an underlying fund will be exposed to the ongoing counterparty risk of the entity providing exposure to the loan (and, in certain circumstances, such entity’s credit risk), in addition to the exposure an underlying fund has to the creditworthiness of the borrower.
In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.
Risks of Short Sales. An underlying fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which an underlying fund closes the short position. A naked short sale of a security creates the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security an underlying fund needs to buy to cover a short position will be available for purchase at a reasonable
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price. Short sales may cause a higher portfolio turnover rate and increase an underlying fund’s brokerage and other transaction expenses. Short selling is considered a speculative investment practice.
An underlying fund will limit the market value of its total short sale positions to not more than 40% of its net assets at the time a short sale is entered into. This means that no securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short by an underlying fund would exceed 40% of an underlying fund’s net assets.
Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the prices of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that seek capital appreciation by employing only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, the securities of “value” companies may underperform the securities of “growth” companies.
Rule 144A Securities Risk. An underlying fund may invest in securities that are normally purchased or resold pursuant to Rule 144A under the Securities Act. Rule 144A securities are restricted securities that are not publicly traded. As such Rule 144A securities may be subject to legal restrictions on resale. Rule 144A securities are generally not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to an underlying fund.
Sampling Risk. An underlying fund’s use of a representative sampling approach may result in an underlying fund holding a smaller number of securities than are in its underlying index. As a result, an adverse development to an issuer of securities that an underlying fund holds could result in a greater decline in NAV than would be the case if an underlying fund held all of the securities in its underlying index. To the extent the assets in an underlying fund are smaller, these risks will be greater. In addition, by sampling the securities in an underlying index, an underlying fund faces the risk that the securities selected for an underlying fund, in the aggregate, will not provide investment performance matching that of an underlying fund’s underlying index, thereby increasing tracking error.
Selection Risk. Poor investment selection by an underlying fund’s investment adviser will cause an underlying fund to underperform other funds having a similar investment objective and investment strategies. While underlying fund’s investment adviser expects to have access to financial and other information about event-linked bonds, the amount of public information available with respect to event-linked bonds will generally be less extensive than what is available for exchange-listed or otherwise registered securities. In evaluating the rating of a bond and the creditworthiness of an issuer, underlying fund’s investment adviser will consider, and may rely on, analyses performed by others. If those analyses or any model used to calculate the probability of a trigger event was not accurate or underestimated the likelihood of a trigger event, this may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact an underlying fund’s return.
Short Position Risk. An underlying fund will incur a loss on a short position if the price of the asset sold short increases from the short sale price. Because an underlying fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. Short sales are speculative transactions and involve greater reliance on the investment adviser’s ability to accurately anticipate the future value of an asset or markets in general. Any gain on a short position is decreased, and any loss is increased, by the amount of any payment, dividend, interest or other transaction costs that an underlying fund may be required to pay with respect to the asset sold short. The counterparty to a short position or market factors, such as a sharp increase in prices, may prevent an underlying fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, an underlying fund’s short positions will cause an underlying fund to underperform the overall market and its peers that do not engage in shorting. If an underlying fund holds both long and short positions, both positions may decline simultaneously, in which case the short positions will
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not provide any buffer (hedge) from declines in value of an underlying fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of an underlying fund’s returns.
Small- and Mid-Capitalization Company Risk. Securities of small- and mid-capitalization companies may be more volatile and thinly traded (that is, less liquid) than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. In addition, small and mid-capitalization companies are typically less financially stable than larger, more established companies, and they may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Smaller capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products. As such, small-and mid-capitalization companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.
Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by an underlying fund and are subject to the same risks that apply to similar investments if held directly by an underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted in an underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of an underlying fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect an underlying fund. For example, the government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Trigger Event Determination Risk. Event-linked bonds often provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. Typically, these mandatory or optional extensions are renewable as frequently as monthly, and the duration of such extensions may be up to four years. To the extent there are events that involve losses (or other event measurements) that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. To the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a trigger event, there may be losses or delays in the payment of principal and/or interest.
Trigger Event Risk. Generally, event-linked bonds are fixed income securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event, such as an earthquake or hurricane. In most cases, the trigger event will not be deemed to have occurred unless the event happened in a particular geographic area and was of a certain magnitude (based on scientific readings) or caused a certain measurable amount of actual or modeled loss. If the trigger event occurs prior to a bond’s maturity, an underlying fund may lose all or a portion of its principal and additional interest. There can be no assurance that an event-linked bond in which an underlying fund invests will not experience either a partial or total loss of principal and/or additional interest. Certain event-linked bonds are multi-peril bonds in that one of a multiple set of trigger events could result in loss. An underlying fund may own multi-peril bonds and so a single trigger event may impact a multiple number of bonds.
Unrated Securities. Because an underlying fund purchases securities that are not rated by any nationally recognized statistical rating organization, the investment adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the investment adviser’s credit analysis process is consistent or comparable with the
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credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the investment adviser to be comparable to rated investment- grade or below-investment-grade securities. The investment adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that an underlying fund might have difficulty selling them promptly at an acceptable price.
Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by an underlying fund. In certain circumstances, market quotations may not be readily available for some securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that an underlying fund could sell a portfolio security for the value established for it at any time, and it is possible that an underlying fund would incur a loss because a security is sold at a discount to its established value.
Valuation Time Risk. Because foreign exchanges may be open on days when an underlying fund does not price its shares, the value of non-U.S. securities in an underlying fund’s portfolio may change on days when you will not be able to purchase or sell your shares. As a result, trading spreads and the resulting premium or discount on the shares may widen, and, therefore, increase the difference between the market price of the shares and the NAV of such shares.
Volatility Risk. Although an underlying fund’s investment strategy targets a specific volatility level, certain of an underlying fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
The first sentence of the second paragraph under “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Classification – Asset Allocation Funds” in the Statement of Additional Information is replaced in its entirety with the following:
The Funds of Funds’ most recent Annual or Semi-Annual Report contains a list of Underlying Funds and the weightings as of the end of the most recently completed fiscal period for each Fund of fund.
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